SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2012

POWER-SAVE ENERGY COMPANY
 (Exact name of registrant as specified in its charter)

Utah	87-9369569
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

3940-7 Broad Street, #200, San Luis Obispo, CA 93401
(Address of principal executive offices)

(866) 297-7192
(Issuer's telephone number)

with a copy to:
Zouvas Law Group, P.C.
2368 Second Avenue
San Diego, CA 92101
Telephone (619) 688-1116
Facsimile: (619) 688-1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance planned operations for the next 12 months.  In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “intends,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue;” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” in this current report, which may cause the Company or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity or performance.  Do not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that may be issued in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in the Company’s capital stock.

As used in this current report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company” and “PWSV” refer to Power-Save Energy Company.

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 29, 2012, Power-Save Energy Company, a Utah corporation, entered into an agreement to acquire all of the capital stock of Bluestone S.A. On March 9, 2012, pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) with Bluestone, S.A., a Chilean corporation (“BLUESTONE”), and the shareholders of BLUESTONE, S.A. (“BLUESTONE Shareholders’), the Company acquired 100% of the outstanding shares of common stock of Bluestone (the “Bluestone Stock”) from Bluestone Shareholders.  In exchange for the Bluestone Stock, the Company issued 60,000,000 shares of its common stock to the Bluestone Shareholders.  As a result of closing the transaction, Bluestone Shareholders now hold approximately 96.7% of the Company’s issued and outstanding common stock.

The shares of common stock of the Company issued pursuant to the Share Exchange Agreement were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.  A copy of the Share Exchange Agreement is attached hereto and is hereby incorporated by this reference. All references to the Share Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

ITEM 2.01                      COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.  As a result of the Share Exchange Agreement, (i) our principal business became the business of, which is more fully described below, and (ii) Power-Save became our wholly-owned operating subsidiary. Since the owners of Power-Save obtained the majority of the outstanding shares of the Company through the acquisition, the acquisition is accounted for as a reverse merger or recapitalization of the Company. As such, Power-Save is considered the acquirer for accounting purposes.

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ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On February 29, 2012, the Company and its controlling shareholders entered into the Share Exchange Agreement with Bluestone and Bluestone Shareholders.  Upon the closing of the share exchange, each of the Bluestone shareholders exchanged their respective shares of Bluestone for shares of the Company's common stock.  As a result, 60,000,000 shares of the Company’s common stock were issued to the Bluestone shareholders.

As of the date of the Share Exchange Agreement, there were no material relationships between the Company and Bluestone or between the Company and any of Bluestone’s respective affiliates, directors, or officers, or any associates of its respective officers or directors, other than in respect of the Share Exchange Agreement.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

As explained more fully in Item 1.01, in connection with the Share Exchange Agreement, on March 9, 2012, the Bluestone Shareholders acquired 60,000,000 common shares of the Company in exchange for 100% of the Bluestone Stock.  As such, immediately following the Acquisition, the Bluestone Shareholders hold 96.7 % of the total issued and outstanding common stock of the Company.

In connection with the Closing of the Acquisition and as explained more fully in Item below in Item 5.02 of this Current Report on Form 8-K, Michael Forster, David Forster and Louis Fox resigned from all corporate office positions.  The disclosures included in Item 5.02 are incorporated herein by this reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)   Resignation of Officers

On the Closing Date, Michael Forster resigned as our Chief Executive Officer, David Forster resigned as President and Louis Fox resigned as Chief Financial Officer. The resignations were not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(b)   Appointment of Officers

On March 9, 2012 Gonzalo Troncoso was appointed as President and Secretary of the Company.

On March 9, 2012 Zirk Engelbrecht was appointed as Chief Executive Officer of the Company.

On March 9, 2012 Trisha Malone was appointed as the Chief Financial Officer of the Company.

(c)  Appointment of Director Nominees

On March 9, 2012, Angelique de Maison was appointed as a member of the Board of the Directors nominee of the Company.

On March 9, 2012, Juan Carlos Camus Villegas was appointed as a member of the Board of the Directors nominee of the Company.

On March 9, 2012, Larry A. Zielke was appointed as a member of the Board of the Directors nominee of the Company.

The biography for Gonzalo Troncoso is set forth below.

Gonzalo Troncoso - age 49- Mr. Troncoso has over 25 years of management experience in the US, Europe and Latin America.  From 1986 to 1997 Mr. Troncoso served as Vice President - Finance and Chief Financial Officer for SRC International, an energy services conglomerate.  From 1998 to 2001 Mr. Troncoso worked as Vice President -- Finance at Anixter International (NYSEG:AXE) and PSINet (NASDAQ:PSIX).  In 2001, Mr. Troncoso joined Interland (NASDQ:INLD) where he served as Vice President- Finance and Administration until 2004 and as Chief Financial Officer until 2007.  From 2007 to 2009 Mr. Troncoso was the Chief Financial Officer and President of Web Services of Web.com (NASDAQ:WWWW).  Since 2009, Mr. Troncoso has been engaged in several start-ups in the Internet and energy service industries.   Mr. Troncoso  has been a director and the Chief Financial Officer of the Casablana Mining, Ltd. and President of Santa Teresa Minerals since December 2011.  Mr. Troncoso has a B.B.A. in Accounting from Universidad Javeriana in Colombia, South America and an M.B.A. in Finance and International Marketing from St. Joseph’s University in Philadelphia, PA.  Mr. Troncoso is bilingual in English and Spanish.

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The biography for Zirk Engelbrecht s is set forth below.

Zirk Engelbrecht - age 55-   Mr. Engelbrecht has extensive experience in the formation, capital raising, and registration stages of numerous public companies, including involvement as a financier and major shareholder of several gold and diamond mining companies in South Africa between 1987 and 1991.  Mr. Engelbrecht is the co-founder of WealthMakers, Ltd., a private web-based research technology company that connects members to automated trading platforms for stocks, indexes, bonds, options, commodities and currencies for up to 80 markets around the world.  Mr. Engelbrecht has been President and a Director of the Casablanca Mining, Ltd. since January 2011.  From February 2006 through April 2009, he served as director of Mobicom Corporation (formerly known as Satellite Security Corporation), a public company engaged in the business of development and sale of proprietary, interactive applications and services for the mobile telephone industry that generate transaction-based revenue and aggregate end-user data.  From June 2007 through January 2008, he served as the principal executive officer and principal financial officer of Sovereign Wealth Corp., a public company engaged in the business of developing, owning and operating mobile telephone and Internet advertising platforms that are used by mobile telephone network operators and manufacturers, retailers and commercial enterprises to attract and monetize relationships with consumers.  From April through October of 2006, he served as the President of Safari Associates, Inc., now known as Power Save Energy Company.  Mr. Engelbrecht holds a degree in Mechanical Engineering.

The biography for Trisha Malone is set forth below.

Trisha Malone -age 37- Ms. Malone has more than 19 years of experience in finance and accounting including  experience in corporate governance, securities regulation, financial controls requirements, and financial management.  From 2000 to 2006, Ms. Malone served as Corporate Controller for Xsilogy, Inc., a leading wireless sensor network company, and as the division controller after Xsilogy’s acquisition by SYS Technologies, Inc., a public company engaged in government contracting.  From 2006 to 2008, Ms. Malone was the Corporate Controller for Satellite Security Corporation, now known as Mobicom Corporation, a developer of satellite tracking systems.  Since 2008, Ms. Malone has been self employed as an independent accounting consultant and is presently consulting as Corporate Controller for several private companies.   From 2007 to 2009, Ms. Malone served as the Corporate Controller for Lenco Mobile Inc., which operates in the high growth mobile marketing and Internet sectors, and served as Corporate Secretary for the company until June 2010.  Since June 2010, Ms. Malone also serves as Chief Financial Officer and a Director of Kensington Leasing, Ltd., a public company that operates in the technology services industry.  Ms. Malone has been a Director of the Casablanca Mining, Ltd. since inception and was the Chief Executive Officer of the Company from inception until January 2009 and the Chief Financial Officer from inception through December 2011.  Ms. Malone has a degree in Business Administration from Grossmont College.  She has also pursued extended studies in corporate law, benefits administration, and human resources.

The biography for Juan Carlos Camus Villegas is set forth below.

Juan Carlos Camus Villegas.  Mr. Camus has been the Chief Executive Officer and Chairman of the Board of Directors of Casablanca Mining, Ltd. since January 2011.  Mr. Camus was the founder of Santa Teresa Minerals and has served as its President since inception.  Mr. Camus attended College of the Marist Brothers in Santiago, Chile and went on to study commercial engineering at the University of Chile, Santiago.  After graduating, he worked in his family’s property and construction business before going on to his own commercial building projects and food distribution business.  Mr. Camus formed his own scrap metal company, called Metales Acer Ltda., in 1980.  He has nearly 40 years’ experience in the scrap metal industry, controlling a significant amount of the scrap metal industry in Chile and has operations in several South American countries.  Mr. Camus’ experience in acquiring mining properties, assembling mining management teams, overseeing day to day mining operations, reviewing geological reports and maps, sourcing, purchasing and putting into service mining equipment, and developing sales and marketing relationships to sell precious metals led to the conclusion that he should serve as a Director of the Company.

The biography for Angelique de Maison is set forth below.

Angelique de Maison.  Ms. de Maison has been a director for Casablanca Mining, Ltd. since June of 2011.  She was the Chief Executive Officer and a director of Wikifamilies, Inc. from June 2008 through May 2011.  From November 2006 through 2007 she served as director of CIC Holding Company, Inc., a public company.  Ms. de Maison is an accomplished investment strategist, capital formation expert and proven business advisor. Previously, as supervising director of Bridges Investments, she managed a successful financing group focusing on short term- bridge financing opportunities for investors creating low exposure, high yield ventures. Ms. de Maison’s experience in financing led to the conclusion that she should serve as a director of the Company.

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The biography for Larry A. Zielke is set forth below.

Larry A. Zielke.  Mr. Zielke is an instructor at Youngstown State University, where he teaches business law courses at the undergraduate level and project finance at Youngstown State's graduate business school.  In addition, he maintains a commercial law practice in Damascus, Ohio. From 1994 to 2000, Mr. Zielke was General Counsel and Corporate Secretary of Sakhalin Energy Investment Company Ltd., resident first in Moscow and subsequently on Sakhalin Island. During this period, Mr. Zielke was a member of Sakhalin Energy’s Executive Management team that achieved the first export of oil from Russia by a non-Russian company, was the company’s lead negotiator for project financing from EBRD, OPIC and JEXIM, and was responsible for risk management and corporate compliance.  From 1979 to 1994, he served as in-house counsel to Babcock & Wilcox and various other affiliates of McDermott International, Inc., which included experience from Cairo to Jakarta while residing in Dubai, United Arab Emirates.  Mr. Zielke holds a Juris Doctor degree from the University of Akron, a B.S. in engineering physics and a Mechanical Engineer degree from Ohio State University. His engineering background included research for nuclear reactor core heat transfer design.  In addition to being a licensed attorney, he was previously a licensed professional engineer. Mr. Zielke's extensive experience in business and the law led to the conclusion that he should serve as a director of the Company.

(d)           Exhibits.

Exhibit Number	Description	Filed
3.1	Articles of Incorporation	Incorporated by reference as Exhibits to the Form S-1 filed on September April 4, 2000
3.2	Bylaws	Incorporated by reference as Exhibits to the Form S-1 filed on April 4, 2000
10.1	Share Exchange Agreement between Power-Save Company and, Bluestone S.A.and the Bluestone S.A. Shareholders.	Filed Herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2012	Power-Save Energy Company
	By:	/s/ Zirk Engelbrecht
	Name:	Zirk Engelbrecht
	Title:	Chief Executive Officer

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